UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

TESSERA DEFENSE AND HOMELAND SECURITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 New Burton Road, Suite 201, Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HLSQ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Chief Executive Officer

As previously disclosed, Michael Oster was appointed Chief Executive Officer of Tessera Defense and Homeland Security Inc. (the “Company”) as of March 4, 2026.

On October 7, 2026, the Company, its Israeli subsidiary, Tessera Defense and Homeland Security Israel Ltd. (the “Israeli Subsidiary”), and Mr. Oster entered into an employment agreement (the “Oster Agreement”). Since his appointment as Chief Executive Officer in March 2026, Mr. Oster has not received any remuneration for his services. The Oster Agreement was approved by the Compensation Committee (the “Committee”) and the Board of Directors of the Company (the “Board”) on October 7, 2026.

Pursuant to the Oster Agreement, Mr. Oster is entitled to a monthly salary of NIS 55,000 (approximately $18,000). Mr. Oster is also eligible to receive an annual performance-based cash bonus of up to 50% of annual base salary, based on conditions and performance metrics set each year by the Committee, the Board and the board of directors of the Israeli Subsidiary.

Subject to stockholder approval at the Company's Special Meeting of Stockholders scheduled for October 20, 2026 (the "Special Meeting") of a proposed amendment to the Company's 2026 Equity Incentive Plan (the "Plan") increasing the number of shares reserved for issuance under the Plan from 685,000 to 6,000,000, Mr. Oster will be entitled to receive the following under the Plan:

●	400,000 fully vested shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), in recognition of his contributions to the Company before the effective date of the Oster Agreement;

●	1,000,000 restricted stock units, 25% of which will vest on December 31, 2026, with the remaining 75% vesting in equal quarterly installments over the following 24 months; and

●	an option to purchase up to 1,000,000 shares of Common Stock at an exercise price of $1.15 per share, exercisable for two years from the date of the Oster Agreement.

In addition, Mr. Oster will be eligible to receive performance-based grants of fully vested shares of Common Stock under the Plan for each of fiscal years 2027 and 2028, as follows:

●	Fiscal Year 2027: If the Company's EBITDA per share for fiscal year 2027 exceeds $0.05, Mr. Oster will receive 200,000 shares, plus an additional 100,000 shares for each whole cent by which EBITDA per share exceeds $0.05, up to a maximum of 500,000 shares.

●	Fiscal Year 2028: If the Company's EBITDA per share for fiscal year 2028 exceeds $0.10, Mr. Oster will receive 200,000 shares, plus an additional 100,000 shares for each whole cent by which EBITDA per share exceeds $0.10, up to a maximum of 500,000 shares.

Any shares earned for a fiscal year will be granted within 30 days after the Board approves the Company's annual financial statements for that year. Under the Oster Agreement, "EBITDA" means the Company's earnings before net financing expenses, income taxes, depreciation and amortization, calculated from its audited consolidated annual financial statements prepared in accordance with U.S. GAAP. "EBITDA per share" means EBITDA divided by the weighted average number of shares of Common Stock outstanding used to calculate basic earnings per share.

Either party may terminate the Oster Agreement upon 120 days’ prior written notice. If the Company terminates the Oster Agreement without cause, or if Mr. Oster resigns for good reason (defined in the Oster Agreement as a fundamental reduction of his base salary or compensation, a material reduction of his authority or reporting line, or a requirement to relocate outside Israel), in each case after notice and a 30-day cure period, Mr. Oster will be entitled to six months’ base salary in addition to payment in lieu of notice, in each case, subject to signing a customary release of claims. If, within 12 months after a change in control (or within three months before it, if the termination is at the acquirer’s request or in connection with the change in control), Mr. Oster’s employment is terminated without cause or he resigns for good reason, then, instead of the payment described above and subject to signing a release, he will be entitled to 12 months’ base salary in addition to payment in lieu of notice, a pro rata annual bonus for the year of termination (based on actual performance or, if it cannot be determined, 50% of the maximum bonus), full vesting of all unvested equity awards, and an extension of the exercise period of vested options to 12 months after termination, but not beyond their original expiration date.

The Oster Agreement provides customary employee benefits, expense reimbursement, indemnification, and directors’ and officers’ liability insurance. It also includes confidentiality, non-competition (twelve months), and non-solicitation (twelve months) covenants.

Compensation of Chief Financial Officer

As previously disclosed, David Rokach was appointed Chief Financial Officer of the Company on February 27, 2026.

On October 7, 2026, the Company, the Israeli Subsidiary and Mr. Rokach entered into an employment agreement (the “Rokach Agreement”). Since his appointment as Chief Financial Officer in February 2026, Mr. Rokach has not received any remuneration for his services. The Rokach Agreement was approved by the Committee and the Board on October 7, 2026.

Pursuant to the Rokach Agreement, Mr. Rokach is entitled to a monthly salary of NIS 35,000 (approximately $11,500). In addition, subject to stockholder approval at the Special Meeting of the proposed amendment to the Plan, he is entitled to 180,000 fully vested shares of Common Stock in recognition of his contribution before the effective date of the Rokach Agreement.

Either party may terminate the Rokach Agreement on 30 days’ written notice.

The Rokach Agreement provides customary employee benefits, expense reimbursement, indemnification, and directors’ and officers’ liability insurance. It also includes confidentiality, non-competition (twelve months), and non-solicitation (twelve months) covenants.

The foregoing description of the Oster Agreement and the Rokach Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, an English translation of which is filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 7, 2026, the Company issued a press release announcing the Oster Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Employment Agreement dated as of October 7, 2026 among Tessera Defense and Homeland Security Inc., Tessera Defense and Homeland Security Israel Ltd. and Michael Oster (English translation)
10.2#	Employment Agreement dated as of October 7, 2026 among Tessera Defense and Homeland Security Inc., Tessera Defense and Homeland Security Israel Ltd. and David Rokach (English translation)
99.1	Press release dated October 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Indicates a management contract or compensatory plan or arrangement. Certain personal information has been omitted from the exhibit under Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA DEFENSE AND HOMELAND SECURITY INC.

Date:	October 7, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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